                                                                      EXHIBIT 99

PRESS RELEASE                            Source:  First Acceptance Corporation
                                         Contact:  Chuck Hamilton (615) 844-2811

FIRST ACCEPTANCE CORPORATION REPORTS SECOND QUARTER FINANCIAL RESULTS

NASHVILLE, TN, February 14, 2005 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the second quarter ended December 31, 2004 of its fiscal year ending June 30, 2005.

ACTUAL RESULTS

         Net income for the three months ended December 31, 2004 was $4.7 million, or $0.10 per share on a fully-diluted basis, compared to a loss of $0.8 million, or $0.04 per share on a fully-diluted basis, for the same period of fiscal 2004. Total revenues grew from $0.3 million for the quarter ended December 31, 2003 to $40.7 million for the same period in fiscal 2005 as a result of the inclusion of USAuto's non-standard automobile insurance operations, which were acquired effective April 30, 2004. Total weighted average diluted shares increased from 20.6 million to 48.5 million over the same period as a result of the additional shares issued in the April 2004 rights offering and the USAuto acquisition.

         Net income for the six months ended December 31, 2004 was $8.6 million, or $0.18 per share on a fully-diluted basis, compared to $0.1 million, or $0.01 per share on a fully-diluted basis, for the same period of fiscal 2004. Total revenues grew from $1.9 million in the first half of fiscal 2004 to $71.6 million in the first half of fiscal 2005 as a result of the inclusion of USAuto's non-standard automobile insurance operations. Total weighted average diluted shares increased from 21.2 million to 48.5 million over the same period as a result of the shares issued in the rights offering and the USAuto acquisition.

         Net income for the three and six months ended December 31, 2004 included $0.5 million (net of tax), or $0.01 per share on a fully-diluted basis, from gains on sales of foreclosed real estate.

PRO FORMA RESULTS

         On a pro forma basis assuming that the acquisition of USAuto took place on July 1, 2003, for the three months ended December 31, 2003, total revenues were $21.1 million, net income was $0.8 million and, on a fully-diluted basis, net income per share was $0.02.

         On a pro forma basis for the six months ended December 31, 2003, total revenues were $45.6 million, net income was $3.9 million and, on a fully-diluted basis, net income per share was $0.08.

INSURANCE OPERATIONS

o KEY RATIOS - The Company's loss ratios were 65.4% and 64.0%, respectively, for the three and six month periods ended December 31, 2004, which improved from 70.5% and 69.3%, respectively, for the same periods last year on a pro forma basis. Similarly, the Company's combined ratios improved to 79.6% and 78.0%, respectively, from 87.3% and 82.8% for the same periods.

o OFFICE EXPANSION - During the three months ended December 31, 2004, the Company opened 24 new offices, compared to 16 offices opened during the three months ended September 30, 2004 and nine new offices opened during the second quarter of fiscal 2004 by USAuto. This office expansion reflects the Company's entrance into the Illinois and Florida markets during the three months ended December 31, 2004.

     Effective January 1, 2005, the Company acquired the assets of a non-standard automobile agency in Texas, adding 15 additional locations. Therefore, as of January 31, 2005, the Company operated 197 retail offices in ten states.

o PREMIUM GROWTH - Comparing the actual results for the three and six month periods ended December 31, 2004 to the pro forma results for the same periods last year, net premiums earned increased by 152% and 116%, respectively. This increase is primarily the result of electing to not renew our 50% quota share reinsurance on September 1, 2004. In addition, the increase was also driven by writing more of the Company's Georgia business through the Company's insurance company subsidiaries rather than through the Company's managing general agency operations and increasing the percentage of reinsurance assumed on business written in Alabama from 15% to 50% effective February 2004. In addition to these factors, the number of insured policies in force at December 31, 2004 increased 32% over December 31, 2003.

o CEDING COMMISSION FROM REINSURER - During the three months ended December 31, 2004, the Company recognized additional ceding commission income of $1.7 million based upon the favorable loss experience during the last contract year of the quota share reinsurance program, which was non-renewed effective September 1, 2004.

REAL ESTATE OPERATIONS

         The Company recognized a pre-tax gain of $0.8 million on the sale of foreclosed real estate held for sale during the three months ended December 31, 2004. The Company has six parcels of land remaining to be sold in the San Antonio area with a book value of $1.0 million at December 31, 2004.

CASH AND INVESTED ASSETS

         During the three months ended December 31, 2004, the Company contributed $3.0 million to the statutory capital and surplus of its two insurance company subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. At December 31, 2004, the Company held unrestricted cash and investments of $19.8 million that is available for general corporate purposes and to provide support for increased premium writings of the insurance operations. Of this total, $4 million was used in January 2005 to pay for the Texas acquisition.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance, primarily through employee-agents in 197 retail offices in ten states. The Company's insurance company subsidiaries are licensed to do business in 22 states.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by the important factors, among others, set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                 THREE MONTHS ENDED DECEMBER 31,      SIX MONTHS ENDED DECEMBER 31,
                                        ACTUAL        PRO FORMA(1)            ACTUAL      PRO FORMA(1)
                               --------------------   ------------  --------------------  ------------
                                 2004        2003         2003        2004        2003        2003
                               --------    --------     --------    --------    --------    --------
REVENUES:
  Premiums earned              $ 31,071    $     --     $ 12,323    $ 52,756    $     --    $ 24,468
  Commissions and fees            6,321          --        5,984      12,993          --      13,772
  Ceding commissions from
     reinsurer                    1,666          --        2,356       3,603          --       5,183
  Gains on sales of
     foreclosed real estate         755          99           99         755       1,409       1,409
  Investment income                 741         202          352       1,350         441         736
  Other                             171          --           21         171          --          22
                               --------    --------     --------    --------    --------    --------
     Total revenues              40,725         301       21,135      71,628       1,850      45,590
                               --------    --------     --------    --------    --------    --------
EXPENSES:
  Losses and loss
     adjustment expenses         20,317          --        8,688      23,747          --      16,964
  Insurance operating
     expenses                    11,533          --       10,069      21,939          --      19,932
  Other operating expenses          899         949          719       1,267       1,509       1,087
  Stock-based compensation           91          94           --         152         196          --
  Depreciation and
     amortization                   488          13          600       1,157          20       1,395
  Interest expense                   69          --           92         139          --         162
                               --------    --------     --------    --------    --------    --------
     Total expenses              33,397       1,056       20,168      58,401       1,725      39,540
                               --------    --------     --------    --------    --------    --------

Income (loss) before
  income taxes                    7,328        (755)         967      13,227         125       6,050
Income tax expense                2,641          --          167       4,676          --       2,150
                               --------    --------     --------    --------    --------    --------
Net income (loss)              $  4,687    $   (755)    $    800    $  8,551    $    125    $  3,900
                               ========    ========     ========    ========    ========    ========

Basic net income (loss) per
  share                        $   0.10    $  (0.04)    $   0.02    $   0.18    $   0.01    $   0.08

Diluted net income (loss)
  per share                    $   0.10    $  (0.04)    $   0.02    $   0.18    $   0.01    $   0.08

Weighted average basic
  shares                         46,686      20,589       46,399      46,672      20,589      46,399

Weighted average diluted
  shares                         48,519      20,589       47,965      48,514      21,211      47,965

(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATION - BY BUSINESS SEGMENT
                                     ($000S)
                                   (UNAUDITED)

INSURANCE OPERATIONS

                                    THREE MONTHS ENDED DECEMBER 31,            SIX MONTHS ENDED DECEMBER 31,
                                       ACTUAL             PRO FORMA(1)            ACTUAL             PRO FORMA(1)
                                -----------------------   ------------    ------------------------   ------------
                                 2004           2003           2003         2004          2003           2003
                                -------      ----------      -------      -------      -----------      -------
REVENUES:
  Premiums earned ........      $31,071      $       --      $12,323      $52,756      $        --      $24,468
  Commissions and fees ...        6,321              --        5,984       12,993               --       13,772
  Ceding commissions from
     reinsurer ...........        1,666              --        2,356        3,603               --        5,183
  Investment income ......          500              --          239          855               --          472
  Other ..................          171              --           21          171               --           22
                                -------      ----------      -------      -------      -----------      -------
     Total revenues ......       39,729              --       20,923       70,378               --       43,917
                                -------      ----------      -------      -------      -----------      -------
EXPENSES:
  Losses and loss
     adjustment expenses .       20,317              --        8,688       33,747               --       16,964
  Operating expenses .....       11,533              --       10,069       21,939               --       19,932
  Depreciation and
     amortization ........          488              --          600        1,157               --        1,395
                                -------      ----------      -------      -------      -----------      -------
     Total expenses ......       32,338              --       19,357       56,843               --       38,291
                                -------      ----------      -------      -------      -----------      -------
Income before income taxes      $ 7,391      $       --      $ 1,566      $13,535      $        --      $ 5,626
                                =======      ==========      =======      =======      ===========      =======

REAL ESTATE AND CORPORATE(2)

                                    THREE MONTHS ENDED DECEMBER 31,            SIX MONTHS ENDED DECEMBER 31,
                                       ACTUAL             PRO FORMA(1)            ACTUAL            PRO FORMA(1)
                                 ---------------------    ------------     ---------------------    ------------
                                   2004         2003          2003           2004          2003         2003
                                 -------       -------       -------       -------       -------      -------
REVENUES:
  Gains on sales of
     foreclosed real estate      $   755       $    99       $    99       $   755       $ 1,409      $ 1,409
  Investment income .......          241           202           113           495           441          264
                                 -------       -------       -------       -------       -------      -------
     Total revenues .......          996           301           212         1,250         1,850        1,673
                                 -------       -------       -------       -------       -------      -------

EXPENSES:
  Operating expenses ......          899           949           719         1,267         1,509        1,087
  Stock-based compensation            91            94            --           152           196           --
  Depreciation ............           --            13            --            --            20           --
  Interest expense ........           69            --            92           139            --          162
                                 -------       -------       -------       -------       -------      -------
     Total expenses .......        1,059         1,056           811         1,558         1,725        1,249
                                 -------       -------       -------       -------       -------      -------

(Loss) income before
     income taxes .........      $   (63)      $  (755)      $  (599)      $  (308)      $   125      $   424
                                 =======       =======       =======       =======       =======      =======

(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Includes activities related to acquiring an operating company and disposing of foreclosed real estate held for sale in addition to interest expense associated with all debt.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                         DECEMBER 31,    JUNE 30,
                                                             2004          2004
                                                         ------------    --------
ASSETS
Fixed maturities, available-for-sale, at market value      $ 50,841      $ 33,243
Investment in mutual fund, at market value                   10,393            --
Cash and cash equivalents                                    30,716        38,352
Premiums and fees receivable                                 30,834        32,076
Reinsurance receivables                                      10,848        24,681
Deferred tax asset                                           41,115        45,493
Other assets                                                  9,413         7,800
Foreclosed real estate held for sale                            961         1,108
Goodwill and identifiable intangible assets                 109,064       102,914
                                                           --------      --------
TOTAL                                                      $294,185      $285,667
                                                           ========      ========


LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                                     69,773        63,867
Amounts due to reinsurers and insurance companies             1,830        13,750
Note payable to financial institution                         3,500         4,000
Other liabilities                                             9,027         9,824
Liability for contingent shares                               6,720            --
                                                           --------      --------
     Total liabilities                                       90,850        91,441
Total stockholders' equity                                  203,335       194,226
                                                           --------      --------
TOTAL                                                      $294,185      $285,667
                                                           ========      ========

Book value per share                                       $   4.35      $   4.17

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                                     ($000S)
                                   (UNAUDITED)

GROSS PREMIUMS EARNED BY STATE

                                THREE MONTHS ENDED DECEMBER 31,    SIX MONTHS ENDED DECEMBER 31,
                                     ACTUAL         PRO FORMA          ACTUAL         PRO FORMA
                                -----------------   ---------     -----------------   ---------
                                 2004       2003       2003        2004        2003      2003
                                -------     -----     -------     -------     -----     -------
State:
Insurance company
  subsidiaries:
   Georgia ................     $16,651     $  --     $12,120     $32,637     $  --     $24,461
   Tennessee ..............       6,406        --       6,160      12,807        --      12,331
   Ohio ...................       2,417        --       1,293       4,434        --       2,353
   Mississippi ............       1,013        --         857       1,974        --       1,805
   Missouri ...............         940        --         702       1,830        --       1,404
   Indiana ................         335        --          --         468        --          --
   Illinois ...............          10        --          --          10        --          --
   Florida ................           1        --          --           1        --          --
                                -------     -----     -------     -------     -----     -------
Total gross premiums earned     $27,773     $  --     $21,132     $54,161     $  --     $42,354
                                =======     =====     =======     =======     =====     =======

MGA subsidiaries:
   Alabama ................     $ 6,278     $  --     $ 5,516     $12,587     $  --     $11,384
   Georgia ................         665        --       3,395       1,584        --       7,902
                                -------     -----     -------     -------     -----     -------
Total gross premiums earned     $ 6,943     $  --     $ 8,911     $14,171     $  --      19,286
                                =======     =====     =======     =======     =====     =======


NET PREMIUMS EARNED BY STATE

                                 THREE MONTHS ENDED DECEMBER 31,        SIX MONTHS ENDED DECEMBER 31,
                                       ACTUAL           PRO FORMA            ACTUAL            PRO FORMA
                                ---------------------   ----------    ---------------------    ---------
                                 2004        2003         2003         2004        2003          2003
                                -------     ---------     -------     -------     ---------     -------
State:
   Georgia ................     $16,651     $      --     $ 6,662     $27,883     $      --     $13,320
   Tennessee ..............       6,406            --       3,167      10,750            --       6,295
   Alabama ................       3,298            --         998       6,582            --       1,969
   Ohio ...................       2,417            --         679       3,810            --       1,220
   Mississippi ............       1,013            --         458       1,696            --         958
   Missouri ...............         940            --         359       1,556            --         706
   Indiana ................         335            --          --         468            --          --
   Illinois ...............          10            --          --          10            --          --
   Florida ................           1            --          --           1            --          --
                                -------     ---------     -------     -------     ---------     -------
  Total net premiums earned     $31,071     $      --     $12,323     $52,756     $      --     $24,468
                                =======     =========     =======     =======     =========     =======


GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                     THREE MONTHS ENDED DECEMBER 31,              SIX MONTHS ENDED DECEMBER 31,
                                          ACTUAL               PRO FORMA              ACTUAL             PRO FORMA
                                   -------------------         ---------        ----------------         ---------
                                   2004           2003           2003           2004       2003            2003
                                   -----          ----           -----          -----      -----           -----
Loss and loss adjustment
  expense .................        65.4%            --           70.5%          64.0%         --           69.3%
Expense....................        14.2%            --           16.8%          14.0%         --           13.5%
                                   -----          ----           -----          -----      -----           -----
                                   79.6%            --           87.3%          78.0%         --           82.8%
                                   =====          ====           =====          =====      =====           =====

(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from reinsurer as compensation for the costs incurred in servicing the business on their behalf.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)

 POLICIES IN FORCE

                                          THREE MONTHS ENDED           SIX MONTHS ENDED
                                              DECEMBER 31,               DECEMBER 31,
                                         ---------------------       ---------------------
                                          2004           2003         2004          2003
                                         -------       -------       -------       -------
Insurance company subsidiaries:
  Policies in force - beginning of
    period                                71,771        58,506        69,061        59,186
  Increase (decrease) during period        2,439        (2,267)        5,149        (2,947)
                                         -------       -------       -------       -------
  Policies in force - end of period       74,210        56,239        74,210        56,239
                                         =======       =======       =======       =======

MGA subsidiaries:
  Policies in force - beginning of
    period                                21,114        24,607        22,324        27,828
  Decrease during period                  (1,051)       (2,414)       (2,261)       (5,635)
                                         -------       -------       -------       -------
  Policies in force - end of period       20,063        22,193        20,063        22,193
                                         =======       =======       =======       =======


  NUMBER OF RETAIL LOCATIONS

                                             THREE MONTHS ENDED     SIX MONTHS ENDED
                                                DECEMBER 31,          DECEMBER 31,
                                             ------------------      ---------------
                                               2004       2003       2004       2003
                                               ----       ----       ----       ----
  Retail locations - beginning of period        154        112        138        108
  Locations opened                               24          9         40         13
                                                ---        ---        ---        ---
  Retail locations - end of period              178        121        178        121
                                                ===        ===        ===        ===